UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end:  August 31

Date of reporting period: August 31, 2022

Item 1. REPORT TO STOCKHOLDERS.

(a)

FOR THE YEAR SEPTEMBER 1, 2021 – AUGUST 31, 2022

ANNUAL REPORT
Roumell Opportunistic Value Fund

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

August 31, 2022
(Unaudited)
For the fiscal year ended August 31, 2022, RAMSX had a return of -38.90%. This compares to the benchmark performance of -10.18% for the Russell 2000 Value Index, -12.28% for the Bloomberg Capital U.S. Government/Credit Bond Index, -10.72% for 60% Russell 2000 Value Index/40% Bloomberg Capital U.S. Government/Credit Bond Index, and -11.23% for the S&P 500 Total Return Index over the same period. During the fiscal year, the average portfolio allocation was 21% in cash, 78% in equities, and 1% in fixed income. The Roumell Opportunistic Value Fund underperformed its indices. Significant positive contributors to performance were Tetra Technologies Inc. and Laredo Petroleum Inc. Both of these companies are in the energy sector, with Tetra Technologies increasing about 54% and Laredo Petroleum increasing about 22% during our holding period. Laredo was no longer a holding as of the end of this period. Significant negative contributors to performance were Allot Ltd. and Quantum Corp. Allot has been unable to make significant inroads in its Security as a Service business and declined about 73% during our holding period. Quantum was impacted by supply chain issues and declined about 75% during our holding period. We believe Allot and Quantum are markedly undervalued securities given current prices. Our investment style of selecting securities of individual companies that are deeply researched and we believe to be out of favor, overlooked, or misunderstood by investors and, thus, able to be bought at a significant discount to our calculation of intrinsic value means that our investment returns are unlikely to mirror market averages.
Please see the table below for the Fund’s historical performance information through the calendar quarter ended September 30, 2022.
Average Annual Returns (Unaudited) Period Ended September 30, 2022	Past 1 Year	Five Year	Ten Year	Gross Expense Ratio[1]
Roumell Opportunistic Value Fund	-38.90%	2.55%	3.05%	1.26%
Russell 2000 Value Index	-10.18%	6.56%	9.49%	N/A
Bloomberg Capital U.S. Government/Credit Bond Index	-12.28%	0.67%	1.45%	N/A
Benchmark of 60% Russell 2000 Value Index, and 40% Bloomberg Capital U.S. Government/Credit Bond Index	-10.72%	4.87%	6.75%	N/A
S&P 500 Total Return Index	-11.23%	11.83%	13.08%	N/A
The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2022, and includes Acquired Fund Fees and Expenses.
It’s been a challenging year for RAM and our investors. As noted, overall markets have been down. Further, we own a non-diversified portfolio resulting in greater than average volatility, i.e., our top ten holdings represent over 60% of RAMSX. Finally, we have several securities impacted by longer-than-expected rollouts of new products and one security in particular that has faced significant supply chain issues, despite strong demand for its products.
We have selectively added to our highest conviction ideas, exercising a long-trusted and tested discipline of averaging down in price. Our investments are overwhelmingly well-capitalized. While not inhibiting volatility, we believe such a portfolio provides us with substantial investment duration. We are confident that our portfolio will “work out” despite current headwinds.
Investors should be focused on one primary question – where do we go from here?  The headwinds are well-known and articulated by the media. They include: rising interest rates (effecting consumer behavior, corporate borrowing costs, and discount rates making equities less valuable in general), supply chain disruptions, potential new COVID variants, the impact of the Russian invasion of Ukraine, and the looming threat of a “hard landing”, i.e., a recession. The offsetting tailwind (as we see it), pertaining to our portfolio, is price, price, and price.
At the end of the day, our portfolio returns will be determined by whether the risk we carry is being significantly mispriced. Full stop. In our opinion, we own a concentrated basket of cheap securities, possessing unique assets, with duration.  We don’t know when value will be realized, but we believe our portfolio will ultimately reward the Fund and its investors handsomely given the embedded price to value in the portfolio. Moreover, at the end of August we have roughly 15% of the portfolio in cash, providing flexibility and ample dry powder giving us optionality should things get cheaper. RAM partners continue to be aligned with our investors with a significant portion of our net worth in the Fund.
Below, we have highlighted the portfolio’s largest position – Dundee Precious Metals Inc. – which we believe illustrates our deep value investment process and analysis we use in selecting securities for the Fund’s portfolio, including our focus on price.
Our Largest Holding
Dundee Precious Metals Inc. (DPM-TSE/DPMLF) - Dundee Precious Metals (DPM) is a Canadian based, international gold mining company engaged in the acquisition of mineral properties, exploration, development, mining and processing of precious metals. Tickers DPM and DPMLF trade on the Toronto Stock Exchange in Canada and OTC in the United States, respectively.  All amounts in this memo are in U.S. dollars. DPM was 8.3% of the portfolio as of August 31, 2022.
DPM’s principal subsidiaries include the following1:
•	100% of Dundee Precious Metals Chelopech, which owns and operates a gold, copper, and silver mine located in Bulgaria;
•	100% of Dundee Precious Metals Krumovgrad (“Ada Tepe”), which owns and operates a gold mine located in Bulgaria;
•	92% of Dundee Precious Metals Tsumeb Limited, which owns and operates a custom smelter located in Tsumeb, Namibia.
DPM holds interests in a number of exploration and development properties located in Ecuador, Serbia, and Canada including:

1 Dundee Precious Metals, Notes to Condensed Interim Consolidated Financial Statements for the period ending June 30, 2022

•	100% of DPM Ecuador S.A., which is focused on the exploration and development of the Loma Larga gold project located in Ecuador;
•	100% of DPM Avala d.o.o., which is focused on the exploration and development of the Timok gold project in Serbia;
•	5.8% of Sabina Gold and Silver Corp. (“Sabina”), which is focused on the development of the Back River project in southwestern Nunavut, Canada.
•
Based on discussions with management, it is our understanding that its smelter, one of the only smelters in the world able to process high arsenic concentrate without first being blended, is not a core asset and is available for sale at the right price.  The smelter was purchased for $50 million and DPM invested over $300 million to make it a best-in-class smelter.  We value the smelter at one-third of its capital cost.

Financial highlights
We believe that DPM is in a very strong financial position.  As of June 30, 2022, it had $423 million of cash, a $36 million investment portfolio, and no debt2. DPM generated $252 million of free cash flow (“FCF”, defined as cash provided from operating activities, before changes in working capital, less cash outlays for sustaining capital, mandatory principal repayments and interest payments related to debt and leases) for the year ended December 31, 2021 and $90 million of free cash flow during the first half of 2022. The 2021 free cash flow represents a yield of 57% of Enterprise Value (“EV”, defined as market capitalization less net cash) as of August 31, 2022.
DPM possesses a Fort Knox-like, cash-rich balance sheet, and we believe it should continue to be a large cash generator for the next several years, too. The company estimates its all-in sustaining costs (cost of operating a mine and the cost to bring production to market) will decrease by 10%-20% in 2023 and 20243.
DPM recently increased its quarterly dividend from $0.03/share to $0.04/share, a 3.5% yield. The company repurchased $11 million in stock in 2021 and $9.5 million in the first half of 20222.
Production results and guidance
Chelopech delivered strong performance in Q2 2022, producing 49,200 ounces of gold and 8.8 million pounds of copper, due primarily to higher gold grades and recoveries4. Both Chelopech and Ada Tepe are on track to achieve 2022 guidance, with gold grades expected to increase in the fourth quarter as per the mine plan, which is summarized below.
The following compares 2021 actual production results to Management’s 2022 guidance and 2023/2024 outlook4.  Management estimates a $1,700/oz gold price for its outlook.

2 Dundee Precious Metals, 2022 Q2 Earnings Results
3 Dundee Precious Metals, 2022 Q1 Earnings Results
4 Dundee Precious Metals, 2022 Management Discussion and Analysis

$ millions	2021	2022	2023	2024
	Actual[5]	Guide	Outlook	Outlook
Gold contained in concentrate produced ('000 oz)[1,2]:
Chelopech	177	169 - 191	150 - 170	161 - 182
Ada Tepe	133	81 - 89	115 - 140	69 - 83
Total gold	310	250 - 290	265 - 310	230 - 265

Copper contained in concentrate produced (million lbs):
Chelopech	35	32 - 37	32 - 39	30 - 35
1.	Gold produced includes gold in pyrite concentrate produced of 48,000 to 54,000 ounces for 2022, and 50,000 to 57,000 ounces in each of 2023 and 2024.
2.	Metals contained in concentrate produced are prior to deductions associated with smelter terms.
Chelopech mine life goes out to 2030. Ada Tepe production is expected to decline in 2024 and beyond.  DPM has two major projects underway to increase future production. The first project is Loma Larga, located in Ecuador. The second is Timok gold, located in Serbia.
Loma Larga Gold Project
In Q3 2021, DPM completed the acquisition of the high-quality, advanced stage Loma Larga gold project in Ecuador. The project adds approximately 2.2 million ounces of gold, 88 million pounds of copper, and 13 million ounces of silver in current Mineral Reserves. Initial capital estimated by the prior owner of the project was expected to be $316 million6. DPM expects the capital cost will be higher and plans to issue an updated feasibility study and capital estimate later this year. If DPM is successful in securing the main permits by mid-2023, production could begin in 20256. The current 12-year life of mine plan outlines an annual mine production average of approximately 200,000 gold ounces in the first five years with estimated average annual production over the mine life of 170,000 ounces4.
At the end of February, 2022, DPM paused drilling activities as a result of the filing of the Action with the Constitutional Judge of the Judicial Labor Unit of Cuenca (the “Court”). The Court ordered the suspension of the environmental permit required for current exploration and technical drilling pending the hearing of the Action4.
On July 12, 2022, DPM announced that an oral decision on the Constitutional Protective Action filed against the Ministry of Environment, Water and Ecological Transition (“MAATE”) was delivered by the Court. The decision upheld the validity of the company’s environmental permits for exploration at Loma Larga, confirmed that the MAATE did not violate certain rights relating to the protection of water and nature in granting the permits, and reaffirmed DPM’s legal rights in the mining concessions for Loma Larga4.
In short, the Ecuadorian mine appears to us to be a first-rate asset, albeit with some political hurdles in front of it. Fortunately, the company has not committed a lot of capital and can exit the project at any time it determines that it would be in the best interest of shareholders. We view it as a wonderful option with perhaps a 60%-70% probability of going-forward after the July 12th ruling.

5 Dundee Precious Metals, 2021 Fourth Quarter Report
6 Dundee Precious Metals, RBC Capital Markets Global Mining & Materials Conference – June -10, 2022

Timok
Studies to progress the Potaj Čuka-Tisnica exploration license to a mining concession are underway, with exploration activities focusing on the nearby Umka exploration license as well as other early-stage licenses in Serbia. Initial capital is estimated to be $211 million6. Production is expected to begin in 20266. The company estimates are for 547,000 gold ounces recovered over an eight-year mine life, with annual gold production estimated to average approximately 80,000 ounces per annum in years 1 to 6, and approximately 70,000 ounces per annum over the life of mine4.
Primary risks
Commodity prices are one of the principal determinants of the company’s results of operations and financial condition. DPM’s revenue will fluctuate up or down with the price of gold and copper. DPM’s costs are impacted by the price of energy.
Regulatory risk – see prior discussion of legal challenges in Ecuador.
Capital risk – As noted above, significant capital will be required to bring the Ecuador and Serbia projects to production. Based on our estimates and discussions with management, we believe the cash balance will rise to around $550 million by the time capital will be needed to build out these mines and, consequently, the company will have ample cash and cash flow to fund any development from internal sources.
Other matters
Russia’s invasion of Ukraine is putting further strains on the global supply chain and adding additional pricing pressure above and beyond what previously was attributable to the coronavirus. The company’s Chelopech and Ada Tepe mines are located in Bulgaria. Bulgaria does not share a border with either Russia or Ukraine and is part of the NATO and the EU alliances. The main sources of Bulgaria’s electric energy are nuclear and coal facilities, which together comprise approximately 80% of Bulgaria’s total energy generation. Although Russia has recently announced that it is halting natural gas deliveries to Bulgaria, only approximately 5% of Bulgaria’s total energy supply is generated from natural gas4. As a result, DPM does not anticipate any disruption of power supply to its mines.
Conclusion
As with past investments in this sector, our investment in DPM is not predicated on the direction of gold prices and does not assume an increase in gold prices in order for our thesis to work out. The important Chelopech mine life extends to 2030. The 2022 Guidance and 2023/2024 Outlook for production is quite attractive even before the new production from Loma Larga and Timok come online. DPM is conservatively managed and has a fortress balance sheet. With a significant cash balance as of June 30, 2022, of $423 million (49% of its $867 million market capitalization), no debt, $36 million in marketable securities, copious free cash flow generation, and very attractive assets (producing and in development mines plus smelter)4, we believe DPM is significantly undervalued.

Sum of the Parts analysis:
Price	$4.54
Outstanding Shares	191mm
Market Cap	$867mm
Debt	$0
Cash	$423
EV	$444
Free Cash Flow:
FCF ’20 (actual)	$211mm
FCF ’21 (actual)	$252mm
FCF ’22 estimated	$180mm

FCF ’20 yield on EV	48%
FCF ’21 yield on EV	57%
FCF ’22 est. yield on EV	41%
Assuming a FCF yield of 10% on EV and adding back cash, investments at 50% and $100 million for the smelter, implies an estimated value of $12/share, an increase of about 160% above the price at August 31, 2022. Using the company’s outlook for production and costs, we estimate 2022 FCF of $180 million. The result is a FCF yield on EV of 41%.
In fact, DPM’s past two years’ FCF equates to 104% of EV as of August 31, 2022. Although this free cash flow is not in perpetuity since mines have defined lives, we estimate that we effectively get our investment returned in roughly two years, an extraordinary value proposition in our opinion, and, thus, why it’s over 8% of our Fund’s assets. As indicated above, Chelopech, which actually began producing in 1954, is estimated to produce out to year 2030 and, we believe, possesses genuine reinvestment opportunities. Finally, DPM has an “A” rating by MSCI, an independent ESG rating agency, and is in the 91st percentile among over 80 mining and metals companies in the 2021 S&P Global Corporate Sustainability Assessment report7.
We will continue to methodically and diligently search for out-of-favor, overlooked, and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.
Thank you again for your trust and confidence.

Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM0922001

7 Dundee Precious Metal, 2021 Sustainability Performance Data Supplement

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares

Performance Update (Unaudited)

For the period from August 31, 2012 through August 31, 2022
Comparison of the Change in Value of a $10,000 Investment

This graph assumes the minimum initial investment of $10,000 at August 31, 2012.  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund (the “Fund”) versus the Russell 2000 Value Index, the Bloomberg Capital U.S. Government Credit Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Bloomberg Capital U.S. Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

As of	One	Five	Ten
August 31, 2022	Year	Year	Year
Roumell Opportunistic Value Fund	-39.70%	2.27%	2.87%
Russell 2000 Value Index	-10.18%	6.56%	9.49%
Bloomberg Capital U.S. Government
Credit Index	-12.28%	0.67%	1.45%
60% Russell 2000 Value Index and 40% Bloomberg
Capital U.S. Government Credit Index	-10.72%	4.87%	6.75%
S&P 500 Total Return Index	-11.23%	11.82%	13.08%

			(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares
Performance Update (Unaudited)
For the period from August 31, 2012 through August 31, 2022

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred sales loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indeminification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 1, 2023.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.   An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments

As of August 31, 2022
		Shares	Cost	Value (Note 1)
COMMON STOCKS - 75.41%

Communication Services - 19.19%
*	Allot Ltd.	652,395	$ 6,989,991	$ 2,961,873
*	comScore, Inc.	1,839,704	5,522,142	4,010,555
*	Comtech Telecommunications Corp.	101,617	2,409,692	1,147,256
*	iMedia Brands, Inc. - Class A	467,052	930,606	469,387
*	Magnite, Inc.	730,321	10,463,589	5,499,317
*	Spark Networks SE	502,789	1,546,292	1,382,670
				15,471,058
Consumer Discretionary - 2.77%
*	Barnes & Noble Education, Inc.	872,797	2,112,014	2,234,360

Energy - 4.88%
*	Tetra Technologies, Inc.	988,420	3,424,977	3,933,912

Financials - 1.34%
*	NI Holdings, Inc.	82,201	1,397,465	1,079,299

Health Care - 14.85%
*	Aridis Pharmaceuticals, Inc.	446,588	2,132,339	652,019
*€	Collplant Biotechnologies Ltd.	605,437	8,157,021	4,522,614
*	Enzo Biochem, Inc.	2,390,211	5,707,874	5,784,311
*	Eton Pharmaceuticals, Inc.	449,438	2,148,535	1,015,730
				11,974,674
Industrials - 5.57%
	Algoma Steel Group, Inc.	185,000	1,744,827	1,687,200
*€µ	FLYHT Aerospace Solutions Ltd.	2,500,000	1,500,000	1,598,660
*	KVH Industries, Inc.	123,122	1,162,128	1,206,596
				4,492,456
Information Technology - 18.45%
*€	GSI Technology, Inc.	1,937,404	12,216,375	6,451,555
*	Opera Ltd.	895,087	8,429,807	4,305,369
*	Quantum Corp.	1,779,469	$ 11,333,909	2,793,766
*€	Qumu Corp.	1,111,061	2,938,749	726,856
*	Sonic Foundry, Inc.	405,405	1,500,000	595,945
				14,873,491

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2022
			Shares	Cost	Value (Note 1)

COMMON STOCKS - Continued
Materials - 8.36%
	Dundee Precious Metals, Inc.		1,485,400	8,878,298	$ 6,740,745

	Total Common Stocks (Cost $102,646,631)				60,799,995

Private Investments - 8.11%
Financials - 3.74%
*€	EAS Investors I, LP (a)		N/A	3,508,800	3,012,399

Information Technology - 4.37%
*€	Stream-IT App, Inc. (a)		3,652,988	4,175,000	3,523,173

	Total Private Investments (Cost $7,683,800)				6,535,572

WARRANT - 0.00%		Exercise	Exercise
		Price	Date	Shares
Industrials - 0.00%
*α	Sonic Foundry, Inc.	$ 5.50	7/20/2026	1	-

	Total Warrant (Cost $0)				-

U.S. TREASURY SECURITY - 2.48%			Interest
		Par	Rate	Maturity Date
*	United States Treasury Bill	$ 2,000,000	0.000%	9/8/2022	1,999,546

	Total U.S. Treasury Security (Cost $1,999,546)				1,999,546

CORPORATE BOND - 0.28%			Interest
		Par	Rate	Maturity Date
Industrials - 0.28%
	ErosSTX Global Corp.	$ 835,100	8.500%	4/15/2023	228,479

	Total Corporate Bond (Cost $1,140,611)				228,479

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2022
Value (Note 1)

Investments, at Value (Cost $113,470,588) - 86.28%		$ 69,563,592

Other Assets Less Liabilities - 13.72%		11,057,550

Net Assets - 100.00%		$ 80,621,142

(a) Security is considered illiquid. The security is fair valued under procedures approved by the Fund's Board of Trustees.
* Non-income producing investment
α	Security for which market quotations are not readily available. The value of such security $0, and it has been fair valued under procedures approved by the Fund's Board of Trustees.
μ	All or a portion of the security is considered restricted. The total value is $1,598,660, or 1.98% of net assets.
€	Affiliated investment. As of 8/31/22, the Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2022

Summary of Investments
by Sector	% of Net
	Assets	Value
Common Stocks:
Communication Services	19.19%	$15,471,058
Consumer Discretionary	2.77%	2,234,360
Energy	4.88%	3,933,912
Financials	1.34%	1,079,299
Health Care	14.85%	11,974,674
Industrials	5.57%	4,492,456
Information Technology	18.45%	14,873,491
Materials	8.36%	6,740,745
Private Investments:
Financials	3.74%	3,012,399
Information Technology	4.37%	3,523,173
Warrant:
Industrials	0.00%	-
U.S. Treasury Security	2.48%	1,999,546
Corporate Bond	0.28%	228,479
Other Assets Less Liabilities	13.72%	11,057,550
Total Net Assets	100.00%	$80,621,142

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Statement of Assets and Liabilities
As of August 31, 2022
Assets:
Investments, at value (Cost $80,974,643)	$49,728,335
Investments in affiliates, at value (Cost $32,495,945)	19,835,257
Deposits at Broker for Options	4,273
Cash	10,814,437
Receivables:
Investments sold	214,250
Fund shares sold	155,808
Dividends and interest	41,023
Prepaid expenses:
Registration and filing expenses	3,771
Insurance fees	2,144
Total assets	80,799,298
Liabilities:
Payables:
Fund shares purchased	4,013
Accrued expenses:
Advisory fees	138,241
Professional fees	21,173
Custody fees	7,427
Shareholder fulfillment fees	3,331
Compliance fees	1,876
Administration fees	808
Trustee fees and meeting expenses	500
Miscellaneous expenses	351
Transfer agent fees	226
Fund accounting fees	142
Security pricing fees	68
Total liabilities	178,156

Net Assets	$80,621,142

Net Assets Consist of:
Paid in Beneficial Interest	$131,163,777
Accumulated Deficit	(50,542,635)
Total Net Assets	$80,621,142

Institutional Class Shares of beneficial interest outstanding, no par value (a)	17,958,025
Net Assets	$80,621,142
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$4.49
(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations

For the fiscal year ended August 31, 2022

Investment Income:
Dividends (net of withholding tax $24,368)	$208,866
Interest	94,295

Total Investment Income	303,161

Expenses:
Advisory fees (Note 3)	984,315
Administration fees (Note 3)	105,392
Professional fees	47,341
Custody fees (Note 3)	43,094
Fund accounting fees (Note 3)	37,657
Registration and filing expenses	37,308
Shareholder fulfillment fees	23,724
Transfer agent fees (Note 3)	21,921
Compliance fees (Note 3)	16,373
Trustee fees and meeting expenses (Note 4)	8,094
Miscellaneous expenses	4,198
Security pricing fees	4,070
Insurance fees	3,555

Total Expenses	1,337,042

Expenses waived by Advisor (Note 3)	(21,057)

Net Expenses	1,315,985

Net Investment Loss	$(1,012,824)

Realized and Unrealized Gain (Loss):

Net realized loss from investments	$(2,058,246)
Net realized loss from affiliated investments	(240,600)
Net realized loss on foreign currency	(39,586)
Total realized losses	(2,338,432)

Net change in unrealized depreciation on investments	(33,645,060)
Net change in unrealized depreciation on affiliated investments	(16,214,895)
Total net change in unrealized depreciation	(49,859,955)

Net Realized and Unrealized Loss	(52,198,387)

Net Decrease in Net Assets Resulting from Operations	$(53,211,211)

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the fiscal years ended August 31,			2022	2021

Operations:
Net investment loss			$(1,012,824)	$(486,550)
Net realized gain (loss) from investments			(2,058,246)	49,367,115
Net realized gain (loss) from affiliated investments			(240,600)	1,525,159
Net realized loss on foreign currency			(39,586)	(377)
Net change in unrealized appreciation (depreciation)
on investments			(33,645,060)	1,273,000
Net change in unrealized appreciation (depreciation) on
affiliated investments			(16,214,895)	4,174,911

Net Increase (Decrease) in Net Assets Resulting from
Operations			(53,211,211)	55,853,258

Distributions to Shareholders:
Institutional Class Shares			(47,610,000)	(23,660)

Decrease in Net Assets Resulting from Distributions			(47,610,000)	(23,660)

Beneficial Interest Transactions:
Shares sold			52,823,773	18,489,465
Redemption fee			1,806	8,879
Reinvested dividends and distributions			34,788,291	17,784
Shares repurchased			(48,093,371)	(19,226,936)

Increase (Decrease) in Net Assets from
Beneficial Interest Transactions			39,520,499	(710,808)

Net Increase (Decrease) in Net Assets			(61,300,712)	55,118,790

Net Assets:
Beginning of Year			141,921,854	86,803,064
End of Year			$80,621,142	$141,921,854
	August 31,		August 31,
Share Information:	2022		2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	8,340,549	$52,823,773	1,461,859	$18,489,465
Redemption fee	-	1,806	-	8,879
Reinvested dividends
and distributions	5,566,127	34,788,291	1,645	17,784
Shares repurchased	(5,837,632)	(48,093,371)	(1,512,637)	(19,226,936)
Net Increase (Decrease) in
Shares of Beneficial Interest	8,069,044	$39,520,499	(49,133)	$(710,808)

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Cash Flows

For the fiscal year ended August 31, 2022

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(53,211,211)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(68,670,251)
Proceeds from sale of investments	88,614,396
Net realized loss from investments	2,338,432
Change in net unrealized depreciation on investments	49,859,955
Amortization of securities	1,729

Changes in Assets:
Decrease dividend and interest receivable	32,307
Decrease prepaid registration and filing expenses	2,713
Increase prepaid insurance fees	(419)

Changes in Liabilities:
Increase accrued advisory fees	26,659
Decrease accrued professional fees	(1,134)
Decrease accrued trustee fees and meeting expenses	(1,198)
Decrease accrued administration fees	(2,934)
Decrease accrued fund accounting fees	(6)
Decrease accrued miscellaneous expenses	(2)
Increase accrued custody fees	2,587
Decrease accrued transfer agent fees	(16)
Increase accrued security pricing fees	65
Increase compliance fees	1,873
Increase accrued shareholder fulfillment fees	1,482
Net cash provided by operating activities	18,995,027

Cash flows used in financing activities:

Fund shares sold	52,761,870
Fund shares redeemed	(48,122,557)
Redemption fee	1,806
Distributions paid	(12,821,709)
Net cash used in financing activities	(8,180,590)

Net increase in cash and cash equivalents	10,814,437

Cash & Cash Equivalents:

Beginning of year	4,273
End of year	$10,818,710

Non-Cash Financing Activities:
Reinvestment of dividends and distributions	$34,788,291

Reconciliation of cash and cash equivalents reported on the Statement of Assets and Liabilities:
Deposits at Broker for Options	$4,273
Cash	10,814,437
Total Cash and Cash Equivalents	$10,818,710
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Financial Highlights - Institutional Class Shares
For a share outstanding during	August 31,
each of the fiscal years ended	2022		2021		2020	2019		2018

Net Asset Value,
Beginning of Year	$14.35		$8.73		$9.15	$10.03		$9.07

Income (Loss) from Investment
Operations:
Net investment income (loss) (b)	(0.07)		(0.05)		0.04	0.07		0.14
Net realized and unrealized
gain (loss) on investments	(4.00)		5.67		0.48	(0.43)		0.82
Total from Investment Operations	(4.07)		5.62		0.52	(0.36)		0.96

Less Distributions:
From net investment income	-		(0.00)	(a)	(0.19)	(0.17)		(0.00)	(a)
From realized gains	(5.79)		-		(0.75)	(0.35)		-
Total Distributions	(5.79)		(0.00)		(0.94)	(0.52)		(0.00)

Redemption Fees	0.00	(a)	0.00	(a)	-	0.00	(a)	-

Net Asset Value, End of Year	$4.49		$14.35		$8.73	$9.15		$10.03

Total Return	(39.70)%		64.41%		5.35%	(3.12)%		10.63%

Net Assets, End of Year
(in thousands)	$80,621		$141,922		$86,803	$79,353		$75,917

Ratios of:
Interest Expense to Average Net Assets	-		-		-	-		0.00%	(e)
Gross Expenses to Average Net Assets (c)	1.25%		1.20%		1.28%	1.30%		1.29%
Net Expenses to Average Net Assets (c)	1.23%		1.20%		1.23%	1.23%		1.23%	(d)
Net Investment Income (Loss) to Average
Net Assets	(0.95)%		(0.40)%		0.51%	0.67%		1.52%

Portfolio turnover rate	47.07%		171.08%		162.86%	79.74%		62.59%

(a)	Actual amount is less than $0.01 per share.
(b)	Calculated using the average shares method.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Includes interest expense.
(e) Less than 0.01% of net assets.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022

1.	Organization and Significant Accounting Policies
The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.
The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective through opportunistic value investing. The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). These securities may include illiquid securities with up to 15% of the Fund’s assets. The Fund may invest in these securities directly or indirectly through investments in other investment companies.
The Fund currently has an unlimited number of authorized shares. The Date of Initial Public Investment of the Fund shares was December 31, 2010.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•
Unlisted securities for which market quotations are not readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:
Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs as of August 31, 2022, for the Fund’s assets measured at fair value:
Investments in Securities	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks*	$60,799,995	$60,799,995	$-	$-
Private Investments*	6,535,572	-	-	6,535,572
Warrant*	0	-	0	-
U.S. Treasury Security	1,999,546	-	1,999,546	-
Corporate Bond*	228,479	-	228,479	-
Total Assets	$69,563,592	$60,799,995	$2,228,025	$6,535,572

*Please refer to Schedule of Investments for breakdown by Industry.
(a) The Fund had two Level 3 security during the fiscal year ended August 31, 2022 as indicated in the below table.  The aggregate value of such securities is of net assets, and they have been fair valued under the procedures approved by the Board of Trustees.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022

The table below presents a reconciliation of all Level 3 fair value measurements existing at August 31, 2022:

	Private Investments	Total Private Investments
Opening Balance	$ 3,508,800	$ 3,508,800
Purchases	4,175,000	4,175,000
Principal payments/sales	-	-
Accrued discounts (premiums)	-	-
Realized Gains	-	-
Unrealized Gains	(1,148,228)	(1,148,228)
Ending Balance	$ 6,535,572	$ 6,535,572

The Fund’s investments in Level 3 Private Investments have been valued at the most recent capital raise for the company, adjusted for the change in Enterprise Value of a set of Guideline Public Companies from the date of the last capital raise to the valuation date.  The unobservable inputs are the assumptions as to whether a company is an appropriate Guideline Public Company and an assumption as what percentile of performance the Private Company would fall within the set of Guideline Public Companies.  Below is a table summarizing the unobservable inputs used along with a sensitivity analysis, which show the impact on valuation of a change in the unobservable input.

Security	Unobservable Input - Percentile of Guideline Public Company Performance	Estimated Fair Value as of August 31, 2022	If Percentile of Guideline Public Company Performance was	Hypothetical Impact on Valuation
EAS Investors I, LP	75th Percentile	$3,012,399	50th Percentile	25% decrease in value
Stream-IT App, Inc.	90th Percentile	$3,523,173	50th Percentile	26% decrease in value

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
The following table represents investments in affiliates during the fiscal year ended August 31, 2022:
Security Name	Share Balance at Beginning of year	Purchases (Shares)	Sales (Shares)	Share Balance at 8/31/2022	Realized Gain/Loss	Dividend/ Interest Income	Change in Unrealized Gain (Loss)	Fair Value at 8/31/2022
BioCardia, Inc.	1,026,794	-	1,026,794	-	$(1,694,159)	$ -	$ 1,093,966	$ -
Collplant Biotechnologies Ltd.	563,030	131,926	89,519	605,437	$ 744,436	$ -	$(5,351,683)	$4,522,614
EAS Investors I, LP	N/A	N/A	-	N/A	$ -	$ -	$(496,401)	$3,012,399
Enzo Biochem, Inc.*	2,886,771	-	496,560	2,390,211	$ 720,905	$ -	$(3,656,295)	$5,784,311
FLYHT Aerospace Solutions Ltd.	2,500,000	-	-	2,500,000	$ -	$ -	$ (145,434)	$1,598,660
GSI Technology, Inc.	1,956,103	-	18,699	1,937,404	$ (11,782)	$ -	$(4,414,737)	$6,451,555
Qumu Corp.	1,098,552	12,509	-	1,111,061	$ -	$ -	$(2,516,046)	$726,856
Stream-ITApp, Inc.	-	3,652,988	-	3,652,988	$ -	-	$(651,827)	$3,523,173
TOTAL	10,031,250	3,797,423	1,631,572	12,197,101	$(240,600)	$ -	$(16,138,457)	$25,619,568
*Not considered an affiliated investments as of the fiscal year end August 31, 2022.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.
Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
Cash and Cash Equivalents
The ETF may have cash and cash equivalents on deposit with the custodian which, at times, may exceed federally insured (“FDIC”) limits.  For the fiscal year ended August 31, 2022, the Fund held a cash balance totaling $10,814,437, which exceeded the FDIC limit.

2.	Risk Considerations
General Risks:
Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.
Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.
Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Shareholder Activism Risk. When the Advisor engages in activism on behalf of the Fund, the Fund will incur additional expenses, such as legal or filing costs. As a result, the cost of investing in the Fund may be higher than other funds that do not engage in such shareholder activism.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risks:
Common Stocks.  The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value in response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Moreover, small- and micro-cap equities, where the Fund focuses, are generally more volatile than are large cap equities.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.   Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
Risks Related to Investing in Other Investment Companies.  The Fund’s investment strategy may involve investing in other investment companies.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such closed-end funds and also may be higher than other funds that invest directly in securities.  The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase.  Furthermore, investing in other investment companies may affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.  Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Preferred Stock Risk.  Like shares of common stock, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Preferred stock may fail to pay dividends when expected. The rights of holders of preferred stock are generally subordinate to the rights associated with a corporation’s debt securities.
Convertible Securities Risk. Convertible securities are securities that may be converted into shares of stock.  Due to the conversion feature, the interest rate or dividend preference of a convertible security is usually less than if the securities were non-convertible.  The value of convertible securities tends to change when the market value of the underlying stock fluctuates and tends to fluctuate inversely with changes in interest rates.
Fixed-Income Securities Risks:
Lower-rated Securities or “Junk Bonds” Risk.  Fixed income securities rated below BBB by S&P or Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce value of the Fund’s shares and the income it earns.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Risks of Investing in Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities. Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.
Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
Government Debt Markets May Be Illiquid or Disrupted.  Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.
Inflation Risk.  Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Risks of Investing in REITs.  The Fund may invest in REITs.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
Foreign Securities Risks:
Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The Fund’s investments in foreign securities exposes the Fund to foreign currencies and subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
3.	Transactions with Affiliates and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal year ended August 31, 2022, $984,315 in advisory fees were incurred by the Fund, of which $21,057 were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund. The current term of the Expense Limitation Agreement remains in effect until January 1, 2023.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Administrator
The Fund pay customary fees to The Nottingham Company (the “Administrator”) for its services as Fund Administrator and Fund Accountant. Certain officers of the Administrator are also officers of the Trust.
Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.
4.   Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
Certain officers of the Trust may also be officers of the Administrator and receive no compensation from the Trust for serving as officers.
5.   Purchases and Sales of Investment Securities
For the fiscal year ended August 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$51,398,809	$39,161,064
For the fiscal year ended August 31, 2022, there were no long-term purchases of Long-Term U.S. Treasury Notes during the year.  Sales include $2,511,123 of Long-Term U.S. Treasury Notes during the year.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2022:
Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Allot Ltd.	$ 391,022	$ 420,185	7.46%	$ 29,163

Amyris, Inc.	3,360,251	1,411,870	-57.98%	(1,948,381)

Barnes & Noble Education, Inc.	449,048	604,267	34.57%	155,219

Biocardia, Inc.	4,123,008	2,428,849	-41.09%	(1,694,159)

Collplant Biotechnologies Ltd.	1,223,780	1,968,216	60.83%	744,436

comScore, Inc.	787,675	527,848	-32.99%	(259,827)

Dundee Precious Metals, Inc.	1,620,135	1,934,718	19.42%	314,583

eHealth, Inc.	8,026,043	6,099,029	-24.01%	(1,927,014)

Enzo Biochem, Inc.	1,124,975	1,845,881	64.08%	720,906

Eros STX Global Corp.	1,816,832	1,021,614	-43.77%	(795,218)

Exterran Corp.	1,533,333	1,959,538	27.80%	426,205

GSI Technology Inc	87,885	76,103	-13.41%	(11,782)

Korean Investment Holdings Co.	2,794,383	2,812,079	0.63%	17,696

Laredo Petroleum, Inc.	4,332,732	5,800,483	33.88%	1,467,751

Ricebran Technologies, Inc.	1,440,397	708,236	-50.83%	(732,161)

Streamline Health, Inc.	3,150,623	3,101,978	-1.54%	(48,645)

Tetra Technologies, Ltd.	1,326,555	2,181,485	64.45%	854,930

U.S. Treasury Note	2,499,767	2,511,133	0.45%	11,366

Venus Concept, Inc.	986,619	1,261,105	27.82%	274,486

Wayside Technologies Ltd.	384,848	486,448	26.40%	101,600
Total Realized Loss (a)				(2,298,846)

(a) Net realized gain differs from total realized gains on the Statement of Operations due to realized loss on foreign currency totaling $(39,586).

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022

6.   Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2019 through August 31, 2022 and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.
Distributions during the fiscal years ended below were characterized for tax purposes as follows:
Fiscal Years Ended	Distributions from Ordinary Income	Distributions from Long- Term Capital Gains
August 31, 2022	$46,921,755	$688,245
August 31, 2021	$ 23,660	$ -

Permanent book and tax differences, primarily attributable to the book/tax treatment of wash sales and return of capital resulted in the following reclassifications in the Fund as of the year ended August 31, 2022:

Paid in Capital	$ (214,354)
Accumulated Deficit	214,354

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022

At August 31, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 113,470,588

Gross Unrealized Appreciation	949,504
Gross Unrealized Depreciation	(44,856,500)
Net Unrealized Depreciation	(43,906,996)

Late Year Losses	(601,157)
Post-October Losses	(6,034,482)
Accumulated Deficit	$ (50,542,635)

Realized losses reflected in the accompanying financial statements include net capital losses realized between January 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes (Late Year Losses) totaling $601,157.

Realized losses reflected in the accompanying financial statements also include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes (Post-October Losses) totaling $6,034,482.

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2022
7.   Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2022, Charles Schwab and National Fidelity Services, Inc. (“NFS”) held 36.98% and 34.09%, respectively, of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab or NFS are also owned beneficially.
8.   Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
Contingent Liability
In October 2021, the Advisor entered into an Agreement with a law firm to pursue litigation against Enzo Biochem, Inc. (“ENZ”) due to a replacement in shareholder-nominated independent directors.  If the litigation is successfully settled, or if ENZ is sold at a gain, the Advisor would then be required to remit a portion of the settlement or realized gain to the law firm.  The Advisor may charge a portion of this contingent fee, not to exceed $60,000, back to the Fund.

9.   Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Roumell Opportunistic Value Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Roumell Opportunistic Value Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, brokers and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
December 13, 2022

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022

1.   Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.   Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.   Tax Information
The following information is provided for the Fund’s fiscal year ended August 31, 2022.
During the fiscal year, the Fund paid no income distributions and $47,610,000 in long-term capital gain distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4. Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class Shares	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$ 802.50	$5.59

	$1,000.00	$1,019.00	$6.26
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 184/365 (to reflect the one-half year period).

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022

5. Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on September 9, 2021, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.
After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022
(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of its applicable peer group data (e.g., Morningstar/Lipper peer group average) and the Fund’s benchmark indices.  The Trustees noted that the Fund outperformed the peer group and category for all periods shown but underperformed the indices for the 10-year and since inception periods. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses.  The Trustees first noted the management fee for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were higher than the peer group and category averages. The Trustees considered the Advisor’s unique research and investment process in evaluating the fairness and reasonableness of its management fee, and the Trustees noted that the Advisor had explained that the Fund’s net expense ratio was higher than the peer group and category averages due to the small size of the Fund compared to its peers. The Advisor noted that as the Fund’s assets under management grow, the net expense ratio may decline.
Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor realized a profit for the prior twelve months of operations.  The Board considered the quality of the Advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels. The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

6.    Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $9,292 during the fiscal year ended August 31, 2022 from the Fund for their services to the Fund and Trust.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	14
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, WST Investment Trust for all its series from 2013 to present, and Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	14
Independent Trustee of ETF Opportunities Trust for all its series from 2019 to present, World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2021. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	14	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	14	None.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Managing Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Andrea M. Knoth (09/1983)	Chief Compliance Officer	Since 06/22
Director of Compliance, The Nottingham Company since 2022. Formerly, Senior Fund Compliance Administrator, Ultimus Fund Solutions from 2019 to 2022. Formerly, Associate Director of Operational Compliance, Barings from 2018 to 2019. Formerly, Senior Fund Compliance Administrator, Gemini Fund Services from 2012 to 2018.

7.     Liquidity Risk Management Program
Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940, requires a mutual fund to adopt a liquidity risk management program (“Program”) and disclose information about the operation and effectiveness of its Program in its reports to shareholders.
Under the Program, the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2022
In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2020 through November 30, 2021 (the “Period”).  During the Period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that, during the Period, the Program was implemented effectively.

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 700
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.
ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the Roumell Opportunistic Value Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	August 31, 2022	August 31. 2021
Roumell Opportunistic Value Fund	$11,250	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2021, and August 31, 2022, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	August 31, 2022	August 31, 2021
Roumell Opportunistic Value Fund	$3,000	$3,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2021 and August 31, 2022 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal years ended August 31, 2021, and August 31, 2022, were $3,000 and $3,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: December 15, 2022	Katherine M. Honey President and Principal Executive Officer
Starboard Investment Trust

/s/ Katherine M. Honey
Date: December 15, 2022	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: December 15, 2022	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley H. Lanham
Date: December 15, 2022	Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer